UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-04367
Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

290 Congress Street
Boston, MA 02210
(Address of principal executive offices) (Zip code)

Daniel J. Beckman
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

Ryan C. Larrenaga, Esq.
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

(Name and address of agent for service)
Registrant's telephone number, including area code:
(800) 345-6611
Date of fiscal year end:
Last Day of

August
Date of reporting period:
August 31, 2024
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100

F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1. Reports to Stockholders

Multi-Manager International Equity Strategies Fund
Institutional Class / CMIEX
Annual Shareholder Report | August 31, 2024
This annual shareholder report contains important information about Multi-Manager International Equity Strategies Fund (the Fund) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Institutional Class	$ 106	0.97%
Management's Discussion of Fund Performance
The performance of Institutional Class shares for the period presented is shown in the Average Annual Total Returns table.
Top Performance Contributors
Stock selection
| Selections in the information technology, communication services and materials sectors boosted the Fund’s results most during the annual period.
Allocations
| Overweight to the information technology sector and underweights to the consumer staples and consumer discretionary sectors buoyed Fund results during the annual period.
Individual holdings
| Positions in Rolls-Royce, an aerospace engine manufacturer; Taiwan Semiconductor Manufacturing Company, a manufacturer of integrated circuits and wafers; SAP, a provider of enterprise application software; Argentina-based MercadoLibre, an online ecommerce platform; and Barclays, a bank holding company, were among the top contributors to Fund performance.
Top Performance Detractors
Stock selection
| Selections in the financials, health care and consumer discretionary sectors detracted from the Fund’s results during the annual period.
Allocations
| Holding cash, an overweight to the energy sector and underweight to the health care sector detracted from performance during the period.
Individual holdings
| Fund positions in France-based Kering, a designer and marketer of retail luxury apparel and accessories; Prudential, an insurance and financial services holding company; Netherlands-based Akzo Nobel, a manufacturer and supplier of coating and paint products; and Edenred, a digital payment solutions provider based in France, were top detractors during the period. A relative underweight to Novo Nordisk, a multinational pharmaceutical company, also detracted during the period.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	Since Fund Inception
Institutional Class (a)	18.68	10.11	6.41
MSCI EAFE Index (Net)	19.40	8.61	5.60
(a)
The Fund’s performance prior to August 13, 2024 reflects returns achieved by the Investment Manager and all subadvisers other than Walter Scott & Partners Limited (Walter Scott). Thereafter, the Investment Manager and all subadvisers, including Walter Scott, have each managed a portion of the Fund’s portfolio. If the Fund’s current Investment Manager and subadvisers had been in place for the prior periods, results shown may have been different.

Past performance does not guarantee future performance
. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/mutual-funds
for more recent performance information.
Key Fund Statistics
Fund net assets	$ 2,816,280,118
Total number of portfolio holdings	568
Management services fees (represents 0.78% of Fund average net assets)	$ 18,786,071
Portfolio turnover for the reporting period	67%
Graphical Representation of Fund

Holdings
The tables below show the investment
makeup
of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
Top Holdings
SAP SE	2.0%
Roche Holding AG, Genusschein Shares	2.0%
Rolls-Royce Holdings PLC	1.6%
Samsung Electronics Co., Ltd.	1.4%
Barclays Bank PLC	1.4%
Alstom SA	1.3%
Novo Nordisk A/S, Class B	1.3%
FANUC Corp.	1.2%
BP PLC	1.2%
ASML Holding NV	1.1%
Equity Sector Allocation
Geographic Allocation
Certain Fund Changes
This is a summary of certain changes to the Fund during the reporting period. For more complete information, you may review the Fund’s prospectus, which is available at
columbiathreadneedleus.com/resources/literature
or upon request at 1-800-345-6611.
Effective
August 13, 2024
, Walter Scott & Partners Limited was added as a subadviser of a portion of the Fund’s portfolio.
Availability of Additional Information
For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report.
The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Distributors, Inc.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there were not any amendments to a provision of the Code that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR. During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR. A copy of the Code is attached hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that J. Kevin Connaughton, Brian J. Gallagher, Douglas A. Hacker, David M. Moffett and Sandra L. Yeager qualify as “audit committee financial experts,” as such term is defined in Form N-CSR. Mr. Connaughton, Mr. Gallagher, Mr. Hacker, Mr. Moffett and Ms. Yeager, are also each “independent” members of the Audit Committee pursuant to paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for the series of the relevant registrant whose reports to shareholders are included in this annual filing.

	Amount billed to the registrant ($)		Amount billed to the registrant's investment advisor ($)
	August 31, 2024	August 31, 2023	August 31, 2024	August 31, 2023
Audit fees (a)	31,493	30,090	0	0
Audit-related fees (b)	0	0	0	0
Tax fees (c)	13,795	12,850	0	0
All other fees (d)	0	0	0	0
Non-audit fees (g)	0	0	581,000	577,000

(a)    Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

(c)    Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice, tax planning and foreign tax filings, if applicable.

(d)    All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above and typically include SOC-1 reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)    Not applicable.

(g)    The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)    The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)    Not applicable.

(j)    Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Multi-Manager International Equity Strategies Fund
Annual Financial Statements and Additional Information
August 31, 2024

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

Multi-Manager International Equity Strategies Fund | 2024

Portfolio of Investments
August 31, 2024
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 97.0%
Issuer	Shares	Value ($)
Australia 0.8%
Aristocrat Leisure Ltd.	25,376	936,663
Aurizon Holdings Ltd.	73,470	167,729
Brambles Ltd.	65,698	809,878
Cochlear Ltd.	24,600	4,994,379
CSL Ltd.	51,200	10,632,934
GPT Group (The)	90,657	300,033
Northern Star Resources Ltd.	54,300	554,440
QBE Insurance Group Ltd.	68,284	728,180
REA Group Ltd.	2,294	339,789
Scentre Group	239,004	553,796
Wesfarmers Ltd.	52,951	2,597,595
Total		22,615,416
Austria 0.1%
Erste Group Bank AG	14,525	795,023
Erste Group Bank AG	1,942	106,167
OMV AG	63,123	2,753,165
Total		3,654,355
Belgium 0.7%
Ageas SA/NV	19,611	1,008,061
Anheuser-Busch InBev SA/NV	286,542	17,585,688
Proximus SADP	143,898	1,083,232
Total		19,676,981
Brazil 1.2%
Banco Bradesco SA, ADR	1,594,578	4,432,927
MercadoLibre, Inc.(a)	11,661	24,041,017
Petroleo Brasileiro SA, ADR	77,359	1,178,178
Petroleo Brasileiro SA, ADR	252,230	3,516,086
Total		33,168,208
Canada 2.6%
AbCellera Biologics, Inc.(a)	64,412	164,895
Agnico Eagle Mines Ltd.	30,293	2,467,971
Alimentation Couche-Tard, Inc.	174,500	9,961,255
Barrick Gold Corp.	376,289	7,597,275
Canadian National Railway Co.	80,500	9,485,100
Canadian Pacific Kansas City Ltd.	201,713	16,744,431
Common Stocks (continued)
Issuer	Shares	Value ($)
Choice Properties Real Estate Investment Trust	28,194	308,373
Constellation Software, Inc.	3,081	10,060,866
Enbridge, Inc.	117,363	4,715,645
Lumine Group, Inc.(a),(b)	174,014	4,196,531
Shopify, Inc., Class A(a)	64,311	4,763,516
Stella-Jones, Inc.	18,517	1,275,092
Total		71,740,950
Chile 0.0%
Antofagasta PLC	18,128	442,622
China 2.8%
Agricultural Bank of China Ltd., Class H	3,074,000	1,354,029
Bank of China Ltd., Class H	796,000	359,652
Bank of Chongqing Co., Ltd., Class H	268,500	169,752
Bank of Communications Co., Ltd., Class H	923,000	666,996
Bosideng International Holdings Ltd.	768,000	377,214
BYD Electronic International Co., Ltd.	30,000	109,906
China CITIC Bank Corp., Ltd., Class H	600,000	346,202
China Communications Services Corp., Ltd., Class H	290,000	147,708
China Construction Bank Corp., Class H	2,032,000	1,426,749
China Merchants Bank Co., Ltd., Class H	612,500	2,513,518
China Minsheng Banking Corp. Ltd., Class H	553,500	198,946
China Taiping Insurance Holdings Co., Ltd.	275,000	355,595
China Zheshang Bank Co., Ltd., Class H	1,354,000	357,596
CIMC Enric Holdings Ltd.	176,000	141,561
COSCO Shipping Ports Ltd.	144,000	85,362
Datang International Power Generation Co., Ltd., Class H	2,128,000	406,070
Dongfang Electric Corp., Ltd., Class H	728,000	843,168
GF Securities Co., Ltd.	87,800	70,164
Greentown Management Holdings Co., Ltd.(b)	815,000	294,128
Haier Smart Home Co., Ltd., Class H	123,200	376,462
Industrial & Commercial Bank of China Ltd., Class H	4,740,000	2,710,894
Kweichow Moutai Co., Ltd., Class A	17,000	3,451,234
Li Ning Co., Ltd.	1,151,500	2,137,366
Meituan, Class B(a)	177,370	2,683,858
NetEase, Inc., ADR	13,056	1,050,225
Ping An Insurance Group Co. of China Ltd., Class H	1,617,500	7,657,636
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund  | 2024

Portfolio of Investments (continued)
August 31, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Pop Mart International Group, Ltd.(b)	63,400	371,247
Postal Savings Bank of China Co., Ltd.	2,985,000	1,595,010
Shandong Gold Mining Co., Ltd., Class H	804,500	1,547,290
Silergy Corp.	225,000	3,323,382
SITC International Holdings Co., Ltd.	70,000	164,873
Tencent Holdings Ltd.	536,300	26,010,502
Tencent Holdings Ltd., ADR	40,553	1,967,429
Tencent Music Entertainment Group, ADR	520,786	5,437,006
Yangzijiang Shipbuilding Holdings Ltd.	1,939,500	3,708,781
Yum China Holdings, Inc.	15,593	527,199
Zijin Mining Group Co., Ltd., Class H	1,884,000	3,789,785
Total		78,734,495
Denmark 2.5%
Ambu A/S(a)	129,857	2,464,307
AP Moller - Maersk A/S, Class A	139	202,168
AP Moller - Maersk A/S, Class B	213	318,496
Coloplast A/S, Class B	62,500	8,509,747
Danske Bank A/S	32,039	1,000,009
Demant A/S(a)	101,864	4,307,046
DSV A/S	48,955	8,748,573
Novo Nordisk A/S, ADR	2,209	307,404
Novo Nordisk A/S, Class B	257,418	35,757,978
Novonesis (Novozymes), Class B	126,466	8,780,212
Pandora A/S	4,461	781,360
Svitzer Group A/S(a)	170	6,526
Total		71,183,826
Finland 0.7%
Elisa OYJ	3,652	182,878
Fortum OYJ	41,293	658,419
KONE OYJ, Class B	221,994	11,974,024
Nokia OYJ	210,375	927,397
Nordea Bank	82,439	974,060
Nordea Bank Abp	109,002	1,287,198
Nordea Bank Abp	8,613	101,536
Orion Oyj, Class B	27,892	1,479,002
Sampo OYJ, Class A	21,773	970,670
Wartsila OYJ	23,753	523,885
Total		19,079,069
Common Stocks (continued)
Issuer	Shares	Value ($)
France 10.2%
Air Liquide SA	112,074	20,918,399
Alstom SA(a)	1,805,069	36,804,336
AXA SA	419,407	15,962,268
BNP Paribas SA	212,194	14,676,953
Carrefour SA	541,878	8,729,801
Cie de Saint-Gobain SA	198,973	17,387,431
Danone SA	353,643	24,573,583
Dassault Aviation SA	927	199,725
Dassault Systemes SE	400,371	15,646,413
Edenred SE	160,264	6,745,407
Engie SA	663,892	11,692,646
Eurazeo SA	1,812	142,741
Gecina SA	2,205	242,306
Hermes International SCA	3,140	7,515,468
Kering SA	103,512	29,682,550
Klepierre	9,781	291,976
L’Oreal SA	22,100	9,696,482
LVMH Moet Hennessy Louis Vuitton SE	19,089	14,208,262
Nexans SA	26,751	3,454,236
Orange SA	235,084	2,681,353
Sanofi SA	148,811	16,702,266
Sanofi SA, ADR	688	38,707
Sartorius Stedim Biotech	13,429	2,728,460
Societe Generale SA	33,655	813,540
Sodexo SA	40,157	3,573,359
TotalEnergies SE	240,671	16,556,198
TotalEnergies SE, ADR	88,604	6,113,676
Unibail-Rodamco-Westfield	4,919	393,343
Total		288,171,885
Germany 8.3%
Adidas AG	45,200	11,596,664
Allianz SE, ADR	10,916	338,451
Allianz SE, Registered Shares	76,232	23,681,949
Bayerische Motoren Werke AG	15,805	1,466,769
Beiersdorf AG	16,006	2,314,469
BioNTech SE, ADR(a)	24,116	2,127,514
Brenntag SE	5,798	431,159
Commerzbank AG	48,690	721,916
The accompanying Notes to Financial Statements are an integral part of this statement.

Multi-Manager International Equity Strategies Fund  | 2024

Portfolio of Investments (continued)
August 31, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Continental AG	5,196	351,336
Deutsche Bank AG, Registered Shares	67,191	1,099,327
Deutsche Bank AG, Registered Shares	20,271	332,444
Deutsche Boerse AG	45,649	10,262,875
Deutsche Telekom AG, Registered Shares	864,049	24,584,801
E.ON SE	103,227	1,463,363
Heidelberg Materials AG	6,018	639,214
Henkel AG & Co. KGaA	37,852	3,147,570
Infineon Technologies AG	692,125	25,400,431
Mercedes-Benz Group AG, Registered Shares	36,964	2,547,747
Merck KGaA	56,600	11,045,969
MTU Aero Engines AG	2,502	749,112
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	22,622	12,239,483
Nemetschek SE	2,575	269,636
Rational AG	6,637	6,699,354
Rheinmetall AG	4,852	2,914,841
RWE AG	298,560	10,769,791
SAP SE	256,540	56,295,996
Scout24 SE	138,688	10,579,795
Siemens AG, Registered Shares	42,813	8,053,360
Volkswagen AG	403	45,017
Total		232,170,353
Hong Kong 1.4%
AIA Group Ltd.	1,973,800	13,900,850
ASMPT Ltd.	116,500	1,314,795
Cathay Pacific Airways Ltd.	10,000	10,176
CK Asset Holdings Ltd.	317,000	1,275,720
CK Hutchison Holdings Ltd.	245,500	1,345,772
CK Infrastructure Holdings Ltd.	30,000	221,937
CLP Holdings Ltd.	605,000	5,398,042
HK Electric Investments & HK Electric Investments Ltd.	233,000	158,230
HKT Trust & HKT Ltd.	174,000	220,929
Jardine Matheson Holdings Ltd.	172,900	6,231,316
Link REIT (The)	998,100	4,690,591
Plover Bay Technologies Ltd.	448,000	223,346
Power Assets Holdings Ltd.	314,000	2,185,415
Sun Hung Kai Properties Ltd.	58,000	563,495
Swire Pacific Ltd., Class A	18,500	157,032
Common Stocks (continued)
Issuer	Shares	Value ($)
Techtronic Industries Co., Ltd.	79,500	1,065,206
WH Group Ltd.	350,000	253,845
Wharf Real Estate Investment Co., Ltd.	75,000	217,787
Total		39,434,484
India 0.8%
HDFC Bank Ltd., ADR	138,268	8,449,557
ICICI Lombard General Insurance Co., Ltd.	232,933	5,957,994
Reliance Industries Ltd., GDR(b)	130,294	9,205,258
Total		23,612,809
Ireland 1.4%
AerCap Holdings NV	9,811	955,788
AIB Group PLC	69,488	418,449
Bank of Ireland Group PLC	65,569	753,225
Cairn Homes PLC	184,263	395,555
CRH PLC	147,505	13,167,606
Kingspan Group PLC	111,723	9,727,917
Ryanair Holdings PLC, ADR	96,586	10,765,476
Smurfit WestRock PLC	46,729	2,215,889
Total		38,399,905
Israel 0.5%
Bank Hapoalim BM	58,590	584,093
Bank Leumi Le-Israel BM	80,660	779,944
Check Point Software Technologies Ltd.(a)	32,890	6,331,325
CyberArk Software Ltd.(a)	1,965	563,444
ICL Group Ltd.	9,396	43,128
Israel Chemicals Ltd.	29,658	135,734
Israel Discount Bank Ltd.	51,355	284,986
Mizrahi Tefahot Bank Ltd.	7,805	298,908
Monday.com Ltd.(a)	10,400	2,765,256
NiCE Ltd.(a)	2,787	485,690
Teva Pharmaceutical Industries Ltd., ADR(a)	52,888	997,997
Wix.com Ltd.(a)	2,551	425,048
Total		13,695,553
Italy 4.8%
Azimut Holding SpA	102,968	2,606,404
Banca Generali SpA	142,772	6,381,692
Banca IFIS SpA	11,623	273,702
Banca Mediolanum SpA	21,469	263,370
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund  | 2024

Portfolio of Investments (continued)
August 31, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Banco BPM SpA	61,125	416,741
Enav SpA	80,662	355,207
Enel SpA	3,790,898	28,813,493
ENI SpA	723,880	11,779,868
ENI SpA, ADR	71,071	2,314,783
Ferrari NV	17,920	8,904,577
FinecoBank Banca Fineco SpA	498,321	8,549,444
Generali	808,898	22,325,117
Intesa Sanpaolo SpA	1,012,972	4,233,598
Leonardo SpA, ADR	5,676	71,518
Leonardo-Finmeccanica SpA	18,819	480,078
Mediobanca Banca di Credito Finanziario SpA	23,525	398,468
Poste Italiane SpA	200,844	2,796,504
Prysmian SpA	12,050	848,723
Recordati Industria Chimica e Farmaceutica SpA	92,700	5,442,771
Technoprobe SpA(a)	312,127	2,585,928
Telecom Italia SpA(a)	478,761	126,712
UniCredit SpA	628,050	26,104,980
Total		136,073,678
Japan 18.3%
ABC-Mart, Inc.	19,100	391,642
AGC, Inc.	37,400	1,179,983
Aica Kogyo Co., Ltd.	5,800	133,346
Air Water, Inc.	11,200	156,459
Aisin Corp.	6,700	235,447
Alfresa Holdings Corp.	11,500	189,570
Asahi Kasei Corp.	55,700	394,470
Astellas Pharma, Inc.	84,000	1,043,865
Awa Bank Ltd. (The)	2,300	41,101
Bandai Namco Holdings, Inc.	28,300	607,980
B-R31 Ice Cream Co., Ltd.	1,900	54,116
Brother Industries Ltd.	33,000	616,976
Canon, Inc.	255,700	8,781,850
Central Japan Railway Co.	36,300	840,298
Chubu Electric Power Co., Inc.	282,500	3,529,542
Chugai Pharmaceutical Co., Ltd.	23,400	1,181,291
Concordia Financial Group Ltd.	47,500	269,546
Dai-ichi Life Holdings, Inc.	238,900	6,898,669
Daiichi Sankyo Co., Ltd.	83,600	3,509,330
Common Stocks (continued)
Issuer	Shares	Value ($)
Daikin Industries Ltd.	58,700	7,499,575
Daito Trust Construction Co., Ltd.	5,700	703,506
Daiwa Securities Group, Inc.	89,100	662,521
Disco Corp.	7,900	2,290,324
Don Quijote Holdings Co., Ltd.	17,800	455,656
Dowa Holdings	39,000	1,356,056
East Japan Railway Co.	38,300	734,285
Electric Power Development Co., Ltd.	176,800	3,003,391
ENEOS Holdings, Inc.	137,100	745,792
FANUC Corp.	1,147,050	33,860,185
Fast Retailing Co., Ltd.	11,400	3,668,714
FCC Co., Ltd.	28,300	453,987
Fuji Electric Co., Ltd.	5,600	338,020
FUJIFILM Holdings Corp.	154,600	4,169,498
Fujitsu Ltd.	1,103,900	20,405,447
Furukawa Electric Co., Ltd.	117,100	2,920,076
GLP J-REIT	230	210,373
Hankyu Hanshin Holdings, Inc.	10,700	328,796
Hitachi Ltd.	22,600	557,543
Hogy Medical Co., Ltd.	26,700	810,218
Hokkaido Electric Power Co., Inc.	43,200	298,804
Honda Motor Co., Ltd.	225,600	2,489,554
Hoya Corp.	87,200	12,376,012
Hyakujushi Bank Ltd. (The)	19,900	370,406
Idemitsu Kosan Co., Ltd.	45,000	328,900
Iida Group Holdings Co., Ltd.	37,900	585,880
Inpex Corp.	1,039,000	15,316,125
Isuzu Motors Ltd.	26,800	406,890
IT Holdings Corp.	9,400	235,574
ITOCHU ENEX Co., Ltd.	41,600	457,622
Japan Electronic Materials Corp.	13,800	279,156
Japan Exchange Group, Inc.	31,600	733,281
Japan Petroleum Exploration Co., Ltd.	4,700	188,299
Japan Post Bank Co., Ltd.	69,300	651,315
Japan Post Holdings Co., Ltd.	302,300	2,953,819
Japan Post Insurance Co., Ltd.	78,800	1,492,991
Japan Tobacco, Inc.	67,300	1,942,968
Kajima Corp.	16,900	309,459
Kansai Electric Power Co., Inc. (The)	32,200	572,324
The accompanying Notes to Financial Statements are an integral part of this statement.

Multi-Manager International Equity Strategies Fund  | 2024

Portfolio of Investments (continued)
August 31, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Kao Corp.	20,200	905,196
Kawasaki Kisen Kaisha Ltd.	19,200	283,620
KDDI Corp.	126,700	4,274,496
Keyence Corp.	35,600	17,102,943
Kintetsu Department Store Co., Ltd.	42,200	613,104
Kirin Holdings Co., Ltd.	36,700	554,036
Kissei Pharmaceutical Co., Ltd.	4,300	102,399
Konami Holdings Corp.	12,400	1,124,004
Kyocera Corp.	291,900	3,615,937
Kyocera Corp., ADR	34,986	430,328
Kyowa Hakko Kirin Co., Ltd.	11,900	271,711
Lasertec Corp.	15,600	3,042,269
Makita Corp.	11,700	392,096
Marubeni Corp.	66,600	1,148,820
Mazda Motor Corp.	28,200	238,183
Megmilk Snow Brand Co., Ltd.	37,500	679,779
MEIJI Holdings Co., Ltd.	22,800	566,194
MISUMI Group, Inc.	272,100	5,161,961
Mitsubishi Electric Corp.	149,400	2,516,800
Mitsubishi HC Capital, Inc.	38,600	278,810
Mitsubishi Heavy Industries Ltd.	589,800	7,951,893
Mitsubishi Pencil Co., Ltd.	4,100	67,073
Mitsubishi UFJ Financial Group, Inc.	171,600	1,810,419
Mitsui & Co., Ltd.	119,400	2,580,742
Mitsui Mining & Smelting Co., Ltd.	27,200	880,073
Mitsui OSK Lines Ltd.	17,000	613,283
Money Forward, Inc.(a)	4,800	182,688
MonotaRO Co., Ltd	319,480	5,053,279
MS&AD Insurance Group Holdings, Inc.	406,500	9,370,058
Murata Manufacturing Co., Ltd.	834,900	17,499,941
NEC Corp.	11,100	983,746
NET One Systems Co., Ltd.	23,400	546,213
NGK Insulators Ltd.	66,800	895,625
Nidec Corp.	64,444	2,627,625
Nihon M&A Center Holdings, Inc.	1,008,500	4,694,685
Nihon Unisys Ltd.	20,000	647,842
Nintendo Co., Ltd.	160,450	8,725,950
Nippon Express Holdings, Inc.	3,200	163,456
Nippon Sanso Holdings Corp.	100	3,446
Common Stocks (continued)
Issuer	Shares	Value ($)
Nippon Telegraph & Telephone Corp.	5,269,700	5,632,239
Nippon Yusen KK	21,800	790,880
Nissin Foods Holdings Co., Ltd.	9,300	243,032
Nitto Denko Corp.	19,300	1,618,467
Nomura Holdings, Inc.	512,900	3,011,454
Nomura Research Institute Ltd.	76,200	2,563,159
Obayashi Corp.	30,600	393,524
Obic Co., Ltd.	42,200	7,303,704
Okumura Corp.	9,200	293,348
Olympus Corp.	347,300	6,351,294
Ono Pharmaceutical Co., Ltd.	19,400	286,797
Oracle Corp. Japan	1,500	135,841
ORIX Corp.	125,400	3,152,669
Osaka Gas Co., Ltd.	86,300	2,131,589
Otsuka Corp.	8,900	211,733
Otsuka Holdings Co., Ltd.	19,000	1,120,139
Panasonic Holdings Corp.	444,600	3,735,502
PCA Corp.	8,600	123,143
Press Kogyo Co., Ltd.	149,800	625,675
Recruit Holdings Co., Ltd.	103,300	6,441,990
Renesas Electronics Corp.	1,593,000	27,733,302
Ricoh Co., Ltd.	104,200	1,095,897
San-Ai Obbli Co., Ltd.	38,500	534,810
Sanshin Electronics Co., Ltd.	4,100	57,582
SCREEN Holdings Co., Ltd.	3,500	265,393
SCSK Corp.	54,800	1,102,011
Seikitokyu Kogyo Co., Ltd.	64,500	736,987
Seiko Epson Corp.	176,800	3,305,716
Sekisui Chemical Co., Ltd.	41,400	631,773
Sekisui House Ltd.	27,900	721,130
Seven & I Holdings Co., Ltd.	1,123,200	16,178,374
Shikoku Electric Power Co., Inc.	86,700	784,001
Shimadzu Corp.	162,800	5,439,221
Shimano, Inc.	27,633	5,220,733
Shin-Etsu Chemical Co., Ltd.	256,100	11,337,087
Shionogi & Co., Ltd.	11,800	549,668
Shiseido Co., Ltd.	118,747	2,646,324
Shizuoka Financial Group, Inc.	20,100	179,431
SMC Corp.	43,988	20,400,225
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund  | 2024

Portfolio of Investments (continued)
August 31, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
SoftBank Corp.	124,200	1,737,761
Sojitz Corp.	98,400	2,364,814
Sompo Holdings, Inc.	232,500	5,489,820
Sony Group Corp.	105,323	10,257,846
Starzen Co., Ltd.	2,300	44,496
Subaru Corp.	27,400	525,548
Sumitomo Corp.	48,200	1,146,119
Sumitomo Electric Industries Ltd.	34,900	581,774
Sumitomo Metal Mining Co., Ltd.	141,000	3,907,570
Sumitomo Mitsui Financial Group, Inc.	110,200	7,272,455
Sumitomo Mitsui Trust Holdings, Inc.	66,200	1,649,697
Sumitomo Osaka Cement Co., Ltd.	19,000	505,422
Sumitomo Pharma Co., Ltd.(a)	112,000	515,526
Suntory Beverage & Food Ltd.	44,100	1,621,706
Suzuken Co., Ltd.	64,600	2,289,389
SWCC Corp.	16,700	621,151
Sysmex Corp.	413,500	8,018,832
T&D Holdings, Inc.	21,300	360,888
Taiheiyo Cement Corp.	4,500	102,675
Takeda Pharmaceutical Co., Ltd.	650,600	19,369,664
Terumo Corp.	360,800	6,708,885
Toho Co., Ltd.	4,400	169,143
Tokai Rika Co., Ltd.	4,600	62,905
Tokio Marine Holdings, Inc.	121,100	4,608,401
Tokyo Electric Power Co. Holdings, Inc.(a)	419,600	2,001,387
Tokyo Electron Ltd.	66,700	12,004,688
Tokyo Gas Co., Ltd.	160,200	4,007,514
TOPPAN Holdings, Inc.	10,800	326,082
TOTO Ltd.	17,800	617,798
Toyoda Gosei Co., Ltd.	3,600	65,057
Toyota Industries Corp.	7,000	554,647
Toyota Tsusho Corp.	31,800	614,511
Tsubakimoto Chain Co.	6,200	259,471
Unicharm Corp.	19,400	673,096
United Urban Investment Corp.	93	91,641
Wakita & Co., Ltd.	4,800	53,564
Yakult Honsha Co., Ltd.	11,900	251,417
Yamazen Corp.	128,100	1,209,210
Yokogawa Electric Corp.	51,300	1,446,961
Common Stocks (continued)
Issuer	Shares	Value ($)
Yonex Co., Ltd.	20,700	273,573
Yuasa Trading Co., Ltd.	10,800	383,035
Total		515,671,529
Jordan 0.0%
Hikma Pharmaceuticals PLC	3,030	79,199
Kazakhstan 0.0%
Kaspi.KZ JSC, ADR	2,164	283,332
Luxembourg 0.5%
ArcelorMittal SA	539,937	12,649,445
Netherlands 6.5%
ABN AMRO Bank NV	61,505	1,057,095
Adyen NV(a)	6,208	9,161,790
Aegon Ltd.	67,592	413,964
Akzo Nobel NV	392,999	25,141,573
ASM International NV	2,117	1,441,420
ASML Holding NV	32,970	29,733,469
ASR Nederland NV	7,935	388,879
EXOR NV	54,491	6,080,226
Heineken NV	66,328	5,984,388
IMCD NV	43,755	7,165,207
ING Groep NV	1,002,624	18,229,848
ING Groep NV ADR	651,423	11,862,413
Koninklijke Philips NV(a)	677,834	20,416,854
NN Group NV	12,173	597,041
Randstad NV	1,026	49,494
Shell PLC	170,915	6,056,127
Shell PLC	565,760	20,159,104
Topicus.com, Inc.	64,430	6,254,393
Universal Music Group NV	162,600	4,254,194
Wolters Kluwer NV	48,508	8,295,219
Wolters Kluwer NV, ADR	2,103	358,667
Total		183,101,365
New Zealand 0.0%
Fisher & Paykel Healthcare Corp., Ltd.	8,948	199,727
Fisher & Paykel Healthcare Corp., Ltd.(a)	14,925	333,391
Xero Ltd.(a)	6,706	650,405
Total		1,183,523
The accompanying Notes to Financial Statements are an integral part of this statement.

Multi-Manager International Equity Strategies Fund  | 2024

Portfolio of Investments (continued)
August 31, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Norway 0.3%
Aker BP ASA	15,358	367,916
Aker Carbon Capture ASA(a)	3,108,201	1,807,024
DNB Bank ASA	34,916	737,575
Equinor ASA	52,687	1,413,728
Equinor ASA, ADR	96,750	2,601,608
Kongsberg Gruppen ASA	3,661	386,888
Mowi ASA	61,994	1,078,512
Orkla	24,957	221,870
SalMar ASA	2,710	140,709
Telenor ASA	34,505	427,829
Total		9,183,659
Panama 0.1%
Copa Holdings SA, Class A	35,672	3,224,749
Portugal 0.0%
Galp Energia SGPS SA	21,373	444,001
Russian Federation —%
Gazprom PJSC(a),(c),(d),(e),(f)	1,247,200	0
GMK Norilskiy Nickel PAO(c),(d),(f)	2,020,100	0
Lukoil PJSC(c),(d),(e),(f)	31,251	—
MMC Norilsk Nickel PJSC, ADR(a),(c),(d),(f)	5	—
Rosneft Oil Co. PJSC(c),(d),(e),(f)	563,548	0
Sberbank of Russia PJSC(c),(d),(e),(f),(g)	436,630	—
Total		0
Singapore 0.8%
CapitaLand Ascendas REIT	4,115,400	9,073,184
Genting Singapore Ltd.	251,800	155,397
Oversea-Chinese Banking Corp., Ltd.	111,000	1,237,259
Singapore Exchange	43,400	360,045
Singapore Technologies Engineering Ltd.	73,000	248,913
Singapore Telecommunications Ltd.	386,300	926,438
United Overseas Bank Ltd.	458,900	11,031,500
Wilmar International Ltd.	100,500	241,723
Total		23,274,459
South Africa 0.2%
Discovery Ltd.	659,807	5,646,722
Common Stocks (continued)
Issuer	Shares	Value ($)
South Korea 2.2%
Coupang, Inc., Class A(a)	224,652	4,976,042
Hana Financial Group, Inc.	44,584	2,069,802
Samsung Electronics Co., Ltd.	704,843	39,145,798
Samsung Electronics Co., Ltd. GDR	10,014	14,074,090
Shinhan Financial Group Co., Ltd.	20,787	879,897
Total		61,145,629
Spain 2.2%
ACS Actividades de Construccion y Servicios SA	10,055	456,601
Aena SME SA	25,179	5,067,176
Amadeus IT Group SA, Class A	326,835	22,053,517
Banco Bilbao Vizcaya Argentaria SA	282,661	3,002,817
Banco Bilbao Vizcaya Argentaria SA, ADR	37,847	403,071
Banco de Sabadell SA	231,538	496,861
Banco Santander SA	780,667	3,881,880
Banco Santander SA, ADR	86,717	431,851
Bankinter SA	189,947	1,677,430
CaixaBank SA	781,597	4,707,676
Industria de Diseno Textil SA	276,221	14,964,428
Mapfre SA	150,458	378,735
Repsol SA	317,486	4,359,711
Repsol SA, ADR	4,279	58,751
Total		61,940,505
Sweden 1.8%
Alfa Laval AB	13,175	591,124
Atlas Copco AB, Class B	1,211,339	19,316,959
Epiroc AB, Class B	306,923	5,449,221
Essity AB, Class B	73,192	2,222,706
Getinge AB, Series CPO	13,085	272,331
H & M Hennes & Mauritz AB	107,728	1,703,880
Industrivarden AB, Class A	15,012	539,566
Industrivarden AB, Class C	52,755	1,894,880
Indutrade AB	11,010	346,120
Investor AB, Class A	7,666	227,110
Investor AB, Class B	230,365	6,859,227
L E Lundbergforetagen AB, Class B	3,981	218,290
MIPS AB	48,251	2,728,625
Skandinaviska Enskilda Banken AB, Class A	73,021	1,124,508
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund  | 2024

Portfolio of Investments (continued)
August 31, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Svenska Handelsbanken AB, Class A	67,757	698,985
Swedbank AB, Class A	39,473	844,366
Tele2 AB, Class B	23,564	267,350
Telefonaktiebolaget LM Ericsson, ADR	464,323	3,459,206
Telefonaktiebolaget LM Ericsson, Class B	134,977	1,006,957
Telia Co. AB	92,388	286,480
Trelleborg AB, Class B	9,579	374,094
Total		50,431,985
Switzerland 7.8%
ABB Ltd.	150,917	8,678,754
ABB Ltd.	16,146	923,940
ABB Ltd., ADR	29,986	1,722,396
Adecco Group AG, Registered Shares	7,049	240,333
Baloise Holding AG, Registered Shares	1,991	385,109
Cie Financiere Richemont SA, Class A, Registered Shares	38,803	6,127,133
Coca-Cola HBC AG(a)	10,007	371,566
Glencore PLC	333,258	1,758,286
Glencore PLC	49,426	258,791
Holcim AG, Registered Shares(a)	97,747	9,469,050
Julius Baer Group Ltd.	115,084	6,734,541
Kuehne & Nagel International AG	28,770	8,927,582
Logitech International SA	34,321	3,123,554
Logitech International SA	50,704	4,605,522
Lonza Group AG, Registered Shares	13,860	9,117,146
Nestlé SA, Registered Shares	135,908	14,574,794
Novartis AG, ADR	66,175	7,999,896
Novartis AG, Registered Shares	177,607	21,458,152
Roche Holding AG	203	73,726
Roche Holding AG, Genusschein Shares	161,348	54,619,655
Schindler Holding AG	1,487	413,734
SGS SA, Registered Shares	103,045	11,508,468
Swatch Group AG (The), Registered Shares	2,441	101,750
Swiss Life Holding AG, Registered Shares	3,382	2,741,660
Swiss Re AG	114,049	15,581,925
UBS AG	108,098	3,331,103
UBS Group AG, Registered Shares	51,241	1,576,173
VAT Group AG	16,840	8,736,658
Wizz Air Holdings PLC(a)	126,888	2,232,936
Common Stocks (continued)
Issuer	Shares	Value ($)
Zurich Insurance Group AG	18,886	10,962,874
Total		218,357,207
Taiwan 1.7%
Sea Ltd. ADR(a)	97,132	7,606,407
Taiwan Semiconductor Manufacturing Co., Ltd.	752,400	22,275,084
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	109,400	18,783,980
Total		48,665,471
United Kingdom 14.4%
AstraZeneca PLC	126,120	22,104,502
Aviva PLC	137,740	916,074
B&M European Value Retail SA	689,578	4,046,448
BAE Systems PLC, ADR	717	51,351
Barclays Bank PLC	12,576,629	38,026,416
Barclays Bank PLC, ADR	236,383	2,876,781
Berkeley Group Holdings PLC	57,568	3,784,821
BP PLC	5,701,687	32,278,849
BP PLC, ADR	431,860	14,665,966
British American Tobacco PLC	428,880	16,053,640
BT Group PLC	293,899	540,014
Compass Group PLC	493,223	15,588,460
Diageo PLC	875,464	28,578,859
Experian PLC	419,422	20,378,962
IG Group Holdings PLC	260,655	3,328,941
Informa PLC	25,757	283,579
Kingfisher PLC	2,341,729	8,799,569
Legal & General Group PLC	3,062,142	9,043,622
Lloyds Banking Group PLC	7,608,147	5,877,544
National Grid PLC	208,202	2,742,496
NatWest Group PLC	1,204,337	5,486,584
Oxford Nanopore Technologies PLC(a)	582,781	897,775
Prudential PLC	3,238,337	27,878,467
Quilter PLC(b)	205,951	375,598
Quilter PLC(b)	226,122	411,892
Reckitt Benckiser Group PLC	483,047	27,790,461
RELX PLC	122,092	5,699,277
RELX PLC	263,004	12,279,767
RELX PLC, ADR	50,574	2,359,783
Rio Tinto PLC	146,165	9,215,329
Rolls-Royce Holdings PLC(a)	6,932,027	45,449,119
The accompanying Notes to Financial Statements are an integral part of this statement.

Multi-Manager International Equity Strategies Fund  | 2024

Portfolio of Investments (continued)
August 31, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Sage Group PLC (The)	387,861	5,164,485
Segro PLC	588,334	6,773,512
Standard Chartered PLC	990,433	10,190,959
Standard Chartered PLC	56,800	576,364
Unilever PLC	93,012	6,029,621
Vodafone Group PLC	4,132,412	4,050,617
Vodafone Group PLC, ADR	478,441	4,674,369
Total		405,270,873
United States 1.4%
GSK PLC	1,100,968	23,978,611
GSK PLC, ADR	134,716	5,915,380
Spotify Technology SA(a)	18,916	6,485,918
Stellantis NV	30,056	504,495
Stellantis NV	75,425	1,269,283
Total		38,153,687
Total Common Stocks (Cost $2,290,316,091)		2,730,561,929

Exchange-Traded Equity Funds 0.2%
	Shares	Value ($)
United States 0.2%
iShares MSCI EAFE ETF	55,592	4,613,024
Vanguard FTSE Developed Markets ETF	6,466	338,754
Total		4,951,778
Total Exchange-Traded Equity Funds (Cost $4,595,237)		4,951,778

Preferred Stocks 0.5%
Issuer	Shares	Value ($)
Brazil 0.2%
Petroleo Brasileiro SA	783,100	5,455,071
Germany 0.3%
BMW AG	2,878	249,085
Henkel AG & Co. KGaA	7,757	710,544
Volkswagen AG	67,423	7,175,817
Total		8,135,446
Total Preferred Stocks (Cost $14,402,505)		13,590,517

Warrants —%
Issuer	Shares	Value ($)
Canada —%
Constellation Software, Inc.(a),(c),(f) 03/31/2040	5,743	0
Total Warrants (Cost $—)		0

Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.521%(h),(i)	43,736,395	43,727,648
Total Money Market Funds (Cost $43,723,809)		43,727,648
Total Investments in Securities (Cost $2,353,037,642)		2,792,831,872
Other Assets & Liabilities, Net		23,448,246
Net Assets		$2,816,280,118
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At August 31, 2024, the total value of these securities amounted to $14,854,654, which represents 0.53% of total net assets.

(c)
Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2024, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund  | 2024

Portfolio of Investments (continued)
August 31, 2024
Notes to Portfolio of Investments (continued)
(d)
Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At August 31, 2024, the total market value of these securities amounted to $0, which represents less than 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Gazprom PJSC	11/11/20-06/10/21	1,247,200	3,820,620	—
GMK Norilskiy Nickel PAO	08/07/19-08/16/21	2,020,100	4,978,804	—
Lukoil PJSC	03/30/20-12/29/21	31,251	2,094,074	—
MMC Norilsk Nickel PJSC, ADR	08/07/19-08/16/21	5	123	—
Rosneft Oil Co. PJSC	03/31/20-03/16/21	563,548	3,458,257	—
Sberbank of Russia PJSC	03/29/21-04/08/21	436,630	1,642,454	—
			15,994,332	—

(e)
As a result of sanctions and restricted cross-border payments, certain income and/or principal has not been recognized by the Fund. The Fund will continue to monitor the net realizable value and record the income when it is considered collectible.

(f)	Valuation based on significant unobservable inputs.
(g)
On May 25, 2022, the Office of Foreign Assets Control (OFAC) license permitting the holding of the Sberbank position expired, and the position is now considered blocked property. As such the security has been segregated on the Fund’s books and records and cannot be sold or transferred at this time.

(h)	The rate shown is the seven-day current annualized yield at August 31, 2024.
(i)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended August 31, 2024 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.521%
	35,781,258	1,183,787,432	(1,175,838,187)	(2,855)	43,727,648	(11,230)	1,868,029	43,736,395
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.

Multi-Manager International Equity Strategies Fund  | 2024

Portfolio of Investments (continued)
August 31, 2024
Fair value measurements   (continued)
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2024:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	22,615,416	—	22,615,416
Austria	—	3,654,355	—	3,654,355
Belgium	—	19,676,981	—	19,676,981
Brazil	33,168,208	—	—	33,168,208
Canada	71,740,950	—	—	71,740,950
Chile	—	442,622	—	442,622
China	7,014,430	71,720,065	—	78,734,495
Denmark	307,404	70,876,422	—	71,183,826
Finland	—	19,079,069	—	19,079,069
France	6,152,383	282,019,502	—	288,171,885
Germany	2,459,958	229,710,395	—	232,170,353
Hong Kong	—	39,434,484	—	39,434,484
India	8,449,557	15,163,252	—	23,612,809
Ireland	13,937,153	24,462,752	—	38,399,905
Israel	11,126,198	2,569,355	—	13,695,553
Italy	2,314,783	133,758,895	—	136,073,678
Japan	—	515,671,529	—	515,671,529
Jordan	—	79,199	—	79,199
Kazakhstan	283,332	—	—	283,332
Luxembourg	—	12,649,445	—	12,649,445
Netherlands	18,116,806	164,984,559	—	183,101,365
New Zealand	—	1,183,523	—	1,183,523
Norway	2,601,608	6,582,051	—	9,183,659
Panama	3,224,749	—	—	3,224,749
Portugal	—	444,001	—	444,001
Russian Federation	—	—	0 *	0 *
Singapore	—	23,274,459	—	23,274,459
South Africa	—	5,646,722	—	5,646,722
South Korea	4,976,042	56,169,587	—	61,145,629
Spain	834,922	61,105,583	—	61,940,505
Sweden	3,459,206	46,972,779	—	50,431,985
Switzerland	12,699,623	205,657,584	—	218,357,207
Taiwan	26,390,387	22,275,084	—	48,665,471
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund  | 2024

Portfolio of Investments (continued)
August 31, 2024
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
United Kingdom	24,576,899	380,693,974	—	405,270,873
United States	12,401,298	25,752,389	—	38,153,687
Total Common Stocks	266,235,896	2,464,326,033	0 *	2,730,561,929
Exchange-Traded Equity Funds	4,951,778	—	—	4,951,778
Preferred Stocks
Brazil	5,455,071	—	—	5,455,071
Germany	—	8,135,446	—	8,135,446
Total Preferred Stocks	5,455,071	8,135,446	—	13,590,517
Warrants
Canada	—	—	0 *	0 *
Total Warrants	—	—	0 *	0 *
Money Market Funds	43,727,648	—	—	43,727,648
Total Investments in Securities	320,370,393	2,472,461,479	0 *	2,792,831,872

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.

Multi-Manager International Equity Strategies Fund  | 2024

Statement of Assets and Liabilities
August 31, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,309,313,833)	$2,749,104,224
Affiliated issuers (cost $43,723,809)	43,727,648
Cash	97,245
Foreign currency (cost $2,145,301)	2,139,960
Receivable for:
Investments sold	17,414,524
Capital shares sold	1,138,165
Dividends	6,441,799
Foreign tax reclaims	10,478,248
Expense reimbursement due from Investment Manager	3,520
Prepaid expenses	18,008
Deferred compensation of board members	72,169
Total assets	2,830,635,510
Liabilities
Payable for:
Investments purchased	12,063,105
Capital shares redeemed	1,583,022
Foreign capital gains taxes deferred	45,997
Management services fees	59,427
Transfer agent fees	290,409
Compensation of board members	3,811
Other expenses	179,056
Deferred compensation of board members	130,565
Total liabilities	14,355,392
Net assets applicable to outstanding capital stock	$2,816,280,118
Represented by
Paid in capital	2,296,312,749
Total distributable earnings (loss)	519,967,369
Total - representing net assets applicable to outstanding capital stock	$2,816,280,118
Institutional Class
Net assets	$2,816,280,118
Shares outstanding	215,975,444
Net asset value per share	$13.04
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund  | 2024

Statement of Operations
Year Ended August 31, 2024

Net investment income
Income:
Dividends — unaffiliated issuers	$73,933,910
Dividends — affiliated issuers	1,868,029
Interfund lending	4,008
European Union tax reclaim	1,869,652
Foreign taxes withheld	(7,201,223)
Total income	70,474,376
Expenses:
Management services fees	18,786,071
Transfer agent fees
Institutional Class	3,595,611
Custodian fees	347,276
Printing and postage fees	259,835
Registration fees	101,477
Accounting services fees	82,050
Legal fees	36,794
Compensation of chief compliance officer	415
Compensation of board members	35,877
Deferred compensation of board members	16,022
Other	165,955
Total expenses	23,427,383
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(254,916)
Total net expenses	23,172,467
Net investment income	47,301,909
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	181,179,943
Investments — affiliated issuers	(11,230)
Foreign currency translations	(356,937)
Net realized gain	180,811,776
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	184,739,286
Investments — affiliated issuers	(2,855)
Foreign currency translations	481,230
Foreign capital gains tax	(45,997)
Net change in unrealized appreciation (depreciation)	185,171,664
Net realized and unrealized gain	365,983,440
Net increase in net assets resulting from operations	$413,285,349
The accompanying Notes to Financial Statements are an integral part of this statement.

Multi-Manager International Equity Strategies Fund  | 2024

Statement of Changes in Net Assets

	Year Ended August 31, 2024	Year Ended August 31, 2023
Operations
Net investment income	$47,301,909	$47,970,010
Net realized gain (loss)	180,811,776	(39,608,688)
Net change in unrealized appreciation (depreciation)	185,171,664	472,653,097
Net increase in net assets resulting from operations	413,285,349	481,014,419
Distributions to shareholders
Net investment income and net realized gains
Institutional Class	(50,531,449)	(53,998,519)
Institutional 3 Class	(70)	(64)
Total distributions to shareholders	(50,531,519)	(53,998,583)
Increase (decrease) in net assets from capital stock activity	99,757,607	(310,005,226)
Total increase in net assets	462,511,437	117,010,610
Net assets at beginning of year	2,353,768,681	2,236,758,071
Net assets at end of year	$2,816,280,118	$2,353,768,681

	Year Ended		Year Ended
	August 31, 2024		August 31, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Institutional Class
Shares sold	53,730,566	649,253,928	31,488,200	333,842,940
Distributions reinvested	4,386,410	50,531,449	5,526,972	53,998,519
Shares redeemed	(51,538,513)	(600,024,836)	(66,536,731)	(697,846,685)
Net increase (decrease)	6,578,463	99,760,541	(29,521,559)	(310,005,226)
Institutional 3 Class
Shares redeemed	(249)	(2,934)	—	—
Net decrease	(249)	(2,934)	—	—
Total net increase (decrease)	6,578,214	99,757,607	(29,521,559)	(310,005,226)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund  | 2024

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Institutional Class	Year Ended August 31,
	2024	2023	2022	2021	2020
Per share data
Net asset value, beginning of period	$11.24	$9.36	$12.67	$10.02	$9.06
Income (loss) from investment operations:
Net investment income	0.23 (a)	0.22	0.24	0.15	0.11
Net realized and unrealized gain (loss)	1.83	1.90	(3.17)	2.65	1.10
Total from investment operations	2.06	2.12	(2.93)	2.80	1.21
Distributions to shareholders
Distributions from net investment income	(0.26)	(0.24)	(0.14)	(0.15)	(0.25)
Distributions from net realized gains	—	—	(0.24)	—	—
Total distributions to shareholders	(0.26)	(0.24)	(0.38)	(0.15)	(0.25)
Net asset value, end of period	$13.04	$11.24	$9.36	$12.67	$10.02
Total return	18.68%	23.04%	(23.66%)	28.10%	13.34%
Ratios to average net assets
Total gross expenses(b)	0.98%	0.99%(c)	0.96%(c)	0.99%(c)	1.00%(c),(d)
Total net expenses(b),(e)	0.97%	0.98%(c)	0.96%(c)	0.99%(c)	0.98%(c),(d)
Net investment income	1.97%(a)	2.09%	2.20%	1.24%	1.22%
Supplemental data
Net assets, end of period (in thousands)	$2,816,280	$2,353,766	$2,236,756	$2,531,606	$2,045,267
Portfolio turnover	67%	43%	59%	82%	89%

Notes to Financial Highlights
(a)	Includes income resulting from European Union tax reclaims. The effect of these amounted to:

Class	Net Investment income per share	Net Investment income ratio
Year Ended 8/31/2024
Institutional Class	$0.01	0.08%

(b)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.

Multi-Manager International Equity Strategies Fund  | 2024

Notes to Financial Statements
August 31, 2024
Note 1. Organization
Multi-Manager International Equity Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers the share class listed in the Statement of Assets and Liabilities which is not subject to any front-end sales charge or contingent deferred sales charge.
The Fund’s Board of Trustees approved a proposal to liquidate Institutional 3 Class shares of the Fund. Effective on March 11, 2024, Institutional 3 Class shares of the Fund were closed to new and existing investors and effective on April 19, 2024, Institutional 3 Class shares of the Fund were liquidated. For federal tax purposes, this liquidation was treated as a redemption of fund shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Multi-Manager International Equity Strategies Fund  | 2024

Notes to Financial Statements (continued)
August 31, 2024
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Multi-Manager International Equity Strategies Fund  | 2024

Notes to Financial Statements (continued)
August 31, 2024
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
The Fund may file withholding tax reclaims in certain European Union countries to recover a portion of foreign taxes previously withheld on dividends earned, which may be reclaimable based upon certain provisions in the Treaty on the Functioning of the European Union (EU) and subsequent rulings by the European Court of Justice. The Fund may record a reclaim receivable when the amount is known, the Fund has received notice of a pending refund, and there are no significant uncertainties on collectability. Income received from EU reclaims is included in the Statement of Operations.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2024 was 0.78% of the Fund’s average daily net assets.
Multi-Manager International Equity Strategies Fund  | 2024

Notes to Financial Statements (continued)
August 31, 2024
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Arrowstreet Capital, Limited Partnership, Baillie Gifford Overseas Limited and Causeway Capital Management LLC, each of which subadvises a portion of the assets of the Fund. Effective August 13, 2024, the Investment Manager has entered into a Subadvisory Agreement with Walter Scott & Partners Limited to serve as a subadviser to a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of the investments in the Fund may also vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares. As a result of Institutional 3 Class shares of the Fund being liquidated, April 19, 2024 was the last day the Fund paid a transfer agency fee for Institutional 3 Class shares.
For the year ended August 31, 2024, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Institutional Class	0.15
Institutional 3 Class	0.01 (a)

(a)	Unannualized.

Multi-Manager International Equity Strategies Fund  | 2024

Notes to Financial Statements (continued)
August 31, 2024
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	January 1, 2024 through December 31, 2024 (%)	Prior to January 1, 2024 (%)
Institutional Class	0.96	0.99
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2024, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, passive foreign investment company (pfic) holdings, trustees’ deferred compensation, non-deductible expenses and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
3,925,651	(5,055,651)	1,130,000
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Multi-Manager International Equity Strategies Fund  | 2024

Notes to Financial Statements (continued)
August 31, 2024
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2024			Year Ended August 31, 2023
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
50,531,519	—	50,531,519	53,998,583	—	53,998,583
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
44,885,799	99,887,852	—	374,766,948
At August 31, 2024, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,418,064,924	451,738,036	(76,971,088)	374,766,948
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2024, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended August 31, 2024, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	—	—	81,789,722
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,667,212,184 and $1,589,475,256, respectively, for the year ended August 31, 2024. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Brokerage commissions paid to brokers affiliated with the Investment Manager of the Fund were $16,127 for the year ended August 31, 2024.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime

Multi-Manager International Equity Strategies Fund  | 2024

Notes to Financial Statements (continued)
August 31, 2024
money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2024 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	8,200,000	5.87	3
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2024.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended August 31, 2024.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the
Multi-Manager International Equity Strategies Fund  | 2024

Notes to Financial Statements (continued)
August 31, 2024
risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, significant private or public debt problems in a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. Uncertainty caused by the departure of the United Kingdom (UK) from the EU, which occurred in January 2020, could have negative impacts on the UK and EU, as well as other European economies and the broader global economy. These could include negative impacts on currencies and financial markets as well as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which could adversely affect the value of your investment in the Fund.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant.

Multi-Manager International Equity Strategies Fund  | 2024

Notes to Financial Statements (continued)
August 31, 2024
Market disruption caused by the Russian military action, and any countermeasures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At August 31, 2024, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Multi-Manager International Equity Strategies Fund  | 2024

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager International Equity Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager International Equity Strategies Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of August 31, 2024, the related statement of operations for the year ended August 31, 2024, the statement of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2024 and the financial highlights for each of the five years in the period ended August 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 23, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.

Multi-Manager International Equity Strategies Fund  | 2024

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2024. Shareholders will be notified in early 2025 of the amounts for use in preparing 2024 income tax returns.
Qualified dividend income	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
100.00%	$106,068,745	$5,149,730	$0.02	$73,572,488	$0.34
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
Multi-Manager International Equity Strategies Fund  | 2024

 Approval of Management and Subadvisory
Agreements
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Multi-Manager International Equity Strategies Fund (the Fund).  Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under the subadvisory agreements (the Subadvisory Agreements) between the Investment Manager and each of Arrowstreet Capital, Limited Partnership (Arrowstreet), Baillie Gifford Overseas Limited (Baillie Gifford), Causeway Capital Management LLC (Causeway), and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager (collectively, the Subadvisers), the Subadvisers have been retained to perform portfolio management and related services for the Fund. Although Threadneedle is not currently providing such services, the Investment Manager may in the future reallocate Fund assets to be managed by Threadneedle.
The Fund’s Board of Trustees (the Board) at its June 27, 2024 meeting (the June Meeting), considered the initial approval of the Subadvisory Agreement between the Investment Manager and Walter Scott & Partners Limited (Walter Scott) with respect to the Fund. At the June Meeting, independent legal counsel (Independent Legal Counsel) to the independent Board members (the Independent Trustees) reviewed with the Board the legal standards for consideration by directors/trustees of advisory and subadvisory agreements and referred to the various written materials and oral presentations received by the Board and its Contracts, Compliance, and Investment Review Committees in connection with the Board’s evaluation of Walter Scott’s proposed services.
The Trustees held discussions with the Investment Manager and Walter Scott and reviewed and considered various written materials and oral presentations in connection with the evaluation of Walter Scott’s proposed services, including the reports from management with respect to the fees and terms of the proposed Subadvisory Agreement and Walter Scott’s investment strategy/style and performance and from the Compliance Committee, with respect to the code of ethics and compliance program of Walter Scott. In considering the Subadvisory Agreement, the Board reviewed, among other things:
•
Terms of the Subadvisory Agreement;
•
Subadvisory fees payable by the Investment Manager under the Subadvisory Agreement;
•
Descriptions of various services proposed to be performed by Walter Scott under the Subadvisory Agreement, including portfolio management and portfolio trading practices;
•
Information regarding the experience and resources of Walter Scott, including information regarding senior management, portfolio managers, and other personnel;
•
Information regarding the capabilities of Walter Scott’s compliance program; and
•
The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including a majority of the Independent Trustees, upon the recommendation of the Investment Manager, unanimously approved the Subadvisory Agreement between the Investment Manager and Walter Scott with respect to the Fund on June 27, 2024.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreements (together, the Advisory Agreements).  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in March, April, May and June 2024, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and

Multi-Manager International Equity Strategies Fund  | 2024

Approval of Management and Subadvisory
Agreements (continued)
(Unaudited)
Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 27, 2024 Board meeting (the June Meeting), considered the renewal of each of the Advisory Agreements for additional one-year terms (except for the Walter Scott Subadvisory Agreement, which was proposed for initial approval).  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered such information as they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of each of the Management Agreement and Subadvisory Agreements, except the Walter Scott Subadvisory Agreement (the Renewal Subadvisory Agreements and, together with the Management Agreement, the Renewal Advisory Agreements), which was separately considered for initial approval. Among other things, the information and factors considered included the following:
•
Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•
Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•
The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•
Terms of the Renewal Advisory Agreements;
•
Subadvisory fees payable by the Investment Manager under the Renewal Subadvisory Agreements;
•
Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•
Descriptions of various services performed by the Investment Manager and the Subadvisers under the Renewal Advisory Agreements, including portfolio management and portfolio trading practices;
•
Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•
Information regarding the resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•
Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•
The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•
Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Renewal Advisory Agreements.
Nature, extent and quality of services provided by the Investment Manager and the Subadvisers
When considering the approval of the Subadvisory Agreement with Walter Scott, the Board considered its analysis of the reports and presentations received by it, detailing the services proposed to be performed by Walter Scott as a subadviser for the Fund, as well as the history, expertise, resources and capabilities, and the qualifications of the personnel of Walter Scott.
Multi-Manager International Equity Strategies Fund  | 2024

Approval of Management and Subadvisory
Agreements (continued)
(Unaudited)
The Board considered the diligence and selection process undertaken by the Investment Manager to select Walter Scott, including the Investment Manager’s rationale for recommending Walter Scott, and the process for monitoring Walter Scott’s ongoing performance of services for the Fund. The Board observed that Walter Scott’s compliance program had been reviewed by the Fund’s Chief Compliance Officer and was determined by him to be reasonably designed to prevent violation of the federal securities laws by the Fund. The Board also observed that information had been presented regarding Walter Scott’s ability to carry out its responsibilities under the proposed Subadvisory Agreement. The Board also considered the information provided by management regarding the personnel, risk controls, philosophy, and investment processes of Walter Scott. The Board also noted the presentation by Walter Scott to the Board’s Investment Review Committee.
The Board also discussed the acceptability of the terms of the proposed Subadvisory Agreement. Independent Legal Counsel noted that the proposed Subadvisory Agreement was generally similar in scope and form to subadvisory agreements applicable to other subadvised Funds. The Board noted the Investment Manager’s representation that Walter Scott has experience subadvising registered mutual funds, including another Fund overseen by the Board.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund supported the approval of the Subadvisory Agreement with Walter Scott.
When considering the renewal of the Renewal Advisory Agreements, the Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager and the Subadvisers whose agreements were up for renewal, as well as their history, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers.  With respect to the Investment Manager, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years.  The Board also took into account the broad scope of services provided by the Investment Manager to each subadvised Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2023 in the performance of administrative services, and noted the various enhancements anticipated for 2024.  In evaluating the quality of services provided under the Renewal Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by the Investment Manager in addition to monitoring each Subadviser), noting that no changes were proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
The Board considered each Renewal Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process.  The Board also considered each such Subadviser’s capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement.  In addition, the Board discussed the acceptability of the terms of the Renewal Subadvisory Agreements, including the scope of services required to be performed.  The Board noted that the terms of the Renewal Subadvisory Agreements are generally consistent with the terms of other subadvisory agreements for subadvisers who manage other funds managed by the Investment Manager.  It was observed that no

Multi-Manager International Equity Strategies Fund  | 2024

Approval of Management and Subadvisory
Agreements (continued)
(Unaudited)
changes were recommended to the Renewal Subadvisory Agreements. The Board took into account the Investment Manager’s representation that each Renewal Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the Investment Manager’s subadvisory oversight team.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Renewal Advisory Agreements supported the continuation of the Management Agreement and each of the Subadvisory Agreements up for renewal.
Investment performance
When considering the approval of the Subadvisory Agreement with Walter Scott, the Board observed Walter Scott’s relevant performance results versus the MSCI EAFE Growth Index and versus peers over various periods, noting outperformance versus the MSCI EAFE Growth Index over the 3- and 5-year periods.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of Walter Scott, in light of other considerations, supported the approval of the Subadvisory Agreement.
When considering each of the Renewal Advisory Agreements, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
Additionally, the Board reviewed the performance of each of Arrowstreet, Baillie Gifford and Causeway and the Investment Manager’s process for monitoring such Subadvisers’ performance.  The Board considered, in particular, management’s rationale for recommending the continued retention of each Renewal Subadviser and management’s representations that the Investment Manager’s profitability is not the key factor driving their recommendation to select, renew or terminate Arrowstreet, Baillie Gifford and Causeway.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s and Renewal Subadvisers’ performance and reputation generally and the Investment Manager’s evaluation of each such Subadviser’s contribution to the Fund’s broader investment mandate. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Renewal Subadvisers, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreements up for renewal.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
When considering the approval of the Subadvisory Agreement with Walter Scott, the Board reviewed the proposed level of subadvisory fees under the proposed Subadvisory Agreement, noting that the proposed subadvisory fees payable to Walter Scott would be paid by the Investment Manager and would not impact the fees paid by the Fund. The Board observed that the proposed subadvisory fees for Walter Scott were within a reasonable range of subadvisory fees paid by the Investment Manager to the subadvisers of other Funds with similar strategies. The Trustees observed that management fees, which were not proposed to change, remained within the range of other peers and that the Fund’s expense ratio also remained within the range of other peers.
Additionally, the Board considered the expected decrease in the total profitability of the Investment Manager and its affiliates in connection with the hiring of Walter Scott. Because the Subadvisory Agreement was negotiated at arms-length by the Investment Manager, which is responsible for payments to the subadviser thereunder, the Board did not consider the profitability to Walter Scott from its relationship with the Fund.
Multi-Manager International Equity Strategies Fund  | 2024

Approval of Management and Subadvisory
Agreements (continued)
(Unaudited)
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the proposed level of subadvisory fees, anticipated costs of services provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Subadvisory Agreement with Walter Scott.
When considering the Renewal Advisory Agreements, the Board reviewed comparative fees and the costs of services provided under each of the Renewal Advisory Agreements.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports.
Additionally, the Board reviewed the level of subadvisory fees paid to each Renewal Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund.  The Board also reviewed advisory fee rates charged by other comparable mutual funds employing each of Arrowstreet, Baillie Gifford and Causeway to provide comparable subadvisory services. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees, subadvisory fees and expenses of the Fund, in light of other considerations, supported the continuation of each of the Management Agreement and the Subadvisory Agreements up for renewal.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  Because the Renewal Subadvisory Agreements with each of Arrowstreet, Baillie Gifford and Causeway were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Board did not consider the profitability to each of Arrowstreet, Baillie Gifford, and Causeway from its relationship with the Fund.
With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that the profitability generated by the Investment Manager in 2023 had declined from 2022 levels, due to a variety of factors, including the decreased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements up for renewal.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment

Multi-Manager International Equity Strategies Fund  | 2024

Approval of Management and Subadvisory
Agreements (continued)
(Unaudited)
Manager in investment, trading, compliance and other resources.  The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth.
When considering the approval of the Subadvisory Agreement with Walter Scott, the Board also considered the economies of scale that may be realized by the Investment Manager and its affiliates as the Fund grows and took note of the extent to which shareholders might also benefit from such growth. The Board considered, in this regard, the expected decrease in profitability to the Investment Manager from its management agreement with the Fund as a result of the proposed engagement of Walter Scott. The Board took into account, in this regard, the significant oversight services provided by the Investment Manager to the Fund. The Board also observed that fees to be paid under the Subadvisory Agreement would not impact fees paid by the Fund (as subadvisory fees are paid by the Investment Manager and not the Fund). The Board observed that the Fund’s management agreement with the Investment Manager continues to provide for sharing of economies of scale as management fees decline as assets increase at pre-established breakpoints.
When considering the Renewal Advisory Agreements, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement thus provides for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders. The Board also noted that the breakpoints in the Renewal Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement.  In this regard, the Board noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the Subadvisory Agreement with Walter Scott and to continue the Management Agreement and the other Subadvisory Agreements on June 27, 2024.  In reaching its conclusions, no single factor was determinative.
On June 27, 2024, the Board, including all of the Independent Trustees, determined that fees payable under the Subadvisory Agreement with Walter Scott appeared fair and reasonable in light of the services proposed to be provided and approved the Subadvisory Agreement. On June 27, 2024 the Board, including all of the Independent Trustees, determined that fees payable under each of the Renewal Advisory Agreements were fair and reasonable in light of the extent and quality of services provided and approved the renewal of each of the Renewal Advisory Agreements.
Multi-Manager International Equity Strategies Fund  | 2024

Multi-Manager International Equity Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN302_08_P01_(10/24)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies is included in Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Statement regarding basis for approval of Investment Advisory Contract is included in Item 7 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors implemented since the registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or Item 15 of Form N-CSR.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	October 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	October 23, 2024

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Principal Financial Officer and Senior Vice President

Date	October 23, 2024

By (Signature and Title)	/s/ Charles H. Chiesa
Charles H. Chiesa, Treasurer, Chief Accounting
Officer and Principal Financial Officer

Date	October 23, 2024